ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT is made as of the Effective Date below by and between the undersigned assignor ("Assignor" or the “Company”) and the undersigned assignee ("Assignee" and with Assignor, the “Parties”) and is joined in by the subject debtor "trading" company, identified on the signature page hereof, for the express purpose stated.

RECITALS

WHEREAS, the Assignor holds debt securities in the aggregate principal amount stated on the signature page (the “Debt”) in the company identified below, which Debt claims arose and became due and is aged in excess of one year from this date; and

WHEREAS, the Assignor wishes to assign and transfer its rights in the Debt and related to the Assignee and the Assignee wishes to accept such assignment, all subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Debt. A. The Assignor represents that the Assignor is not and has not been, an officer, Director or 5% or more shareholder of the trading company and in acting as a non affiliate, is not restricted from assigning this Debt and also the Debt is a non contingent liquidated obligation owed to it that was created and became valid in excess of one year prior to this date and that there are no obligations or liabilities of any kind remaining due from the Assignor that would be a condition to the validity or collection of the Debt and that the Assignee by purchasing such Debt as an investor does not become obligated to perform any of the past agreements, if any, of any nature, owed by the Assignor to the trading company nor otherwise assumes any liability known or unknown to anyone.

B.   Assignor represents that from the time from when the Debt was created, regardless of how it was documented at that time or subsequently, the Assignor, with the cooperation of the trading company, could have obtained a consolidation of the Debt into a promissory note, debenture, conversion agreement or similar instrument given the debtor was a trading company and indicated to the Assignor, among other things, as others it deals with that it sometimes utilizes its common stock in commercial dealings to compensate persons, provide incentives, settle matters, and otherwise.  Assignor represents that the outstanding nature of the Debt being unpaid and the Assignor relying upon the debtor to succeed in its business to attain the ability to repay the Debt has caused the Assignor to become, among other things, an investor in the debtor which rights, as a non affiliate of the debtor, have been transferred hereby to the Assignee.

C.  Subject to the terms and conditions set forth herein, Assignor hereby assigns and transfers to Assignee, and Assignee hereby purchases and acquires from Assignor, the Debt.  As consideration for such Assignment, Assignee shall pay Assignor the amount on the signature page hereof being the "Assignment Payment." As part of the Debt assignment, Assignor shall transfer all related supportive documents to the Assignee and all UCC and other financing rights, but in no event is the Assignee required to investigate or verify the Debt or supportive documents since it is a commercial representation by the Assignor that the Debt is real and support is true and complete.

2.	Assignor Bound. Assignor hereby accepts the foregoing assignment and transfer and promises to be bound by and upon all the covenants, agreements, terms and conditions set forth herein.

3.
Benefit and Assignments.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided that no party, except Assignee, shall assign or transfer all or any portion of this Agreement without the prior written consent of the other party.

4.
Representations. Assignor warrants and represents that it/he/she has good title to said Debt, full authority to sell and transfer same, that any shareholder or Board of Director approval of the Assignor has been obtained, and that said Debt is being sold free and clear of all liens, encumbrances, liabilities and adverse claims, of every nature and description. Assignor further represents that it shall fully defend, protect, indemnify and save harmless the Assignee and its lawful successors and assigns from any and all adverse claim that may be made by any party against or relating to said Debt.  Assignor represents and understands that it assigns any and all debentures, settlement and similar instruments and rights that would be from the trading company to the Assignor to the Assignee for the Assignee to use and hold as it determines.

5.
Waiver.  Any party hereto shall have the right to waive compliance by the other of any term, condition or covenant contained herein.  Such waiver shall not constitute a waiver of any subsequent failure to comply with the same or any different term, condition or covenant. No waiver, however, is valid unless in writing and the other Party is notified of same, except if the waiver is from the Assignee and relates to any dealing between the trading company and the Assignee in which case notice to the Assignor is not relevant.

6.
Applicable Law and Venue.  The laws of the State of Florida, without reference to conflict of laws principles, shall govern this Agreement and the sole venue for any suit relating hereto shall be a court in Broward County, Florida.

7.
Further Representations. The Assignee and Assignor represent they are both (1) an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated in relation to the Securities Act of 1933, as amended, and (2) sophisticated and experienced in making investments, and (3) capable, by reason of their business and financial experience, of evaluating the relative merits and risks of an investment in the securities, and (4) they are able to afford the loss of investment in the securities. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular. From and after the date of this Agreement, Assignor agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.   This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.  Any notice, communication, request, reply or advice (hereinafter severally and collectively called “Notice”) in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties shall be the last known address of the party.  Assignor agrees to cooperate in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto. Representations of the Assignor shall survive the closing of this Agreement.

8.	Headings. The paragraph headings of this Agreement are for convenience of reference only and do not form a part of the terms and conditions of this Agreement or give full notice thereof.

9.
Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.
Entire Agreement.  This Agreement contains the entire understanding between the parties, no other representations, warranties or covenants having induced either party to execute this Agreement, and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof.  This Agreement may not be amended or modified in any manner except by a written agreement duly executed by the party to be charged, and any attempted amendment or modification to the contrary shall be null and void and of no force or effect.

11.
Joint Drafting and Execution.  The parties agree that this Agreement hereto shall be deemed to have been drafted jointly by all parties hereto, and no construction shall be made other than with the presumption of such joint drafting. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.  In lieu of the original documents, a facsimile transmission or copy of the original documents shall also be as effective and enforceable as the original.

Effective Date: January 14, 2011
Amount of Debt: $100,000
Description of Debt: Promissory Note dated May 28, 2008
Assignment Payment: $100,000,(Payable $12,500 upon execution, $12,500 on 01/21/11, $25,000 on 01/28/11, $25,000 on 02/04/11 and $25,000 on 02/18/11)
Name of Trading Company: Uranium 308 Corp.
Name of Assignor: XXXXXXXXX
State of Incorporation of Assignor: N/A
Address of Assignor: ____________________________

Name of Assignee: YYYYYYYYY

The undersigned hereby execute this document the Effective Date noted:

Name of Assignor: XXXXXXXXX

XXXXXXXXX

Assignee:

YYYYYYYYY

By:

Authorized Officer:

Trading Company

The undersigned trading company hereby joins in for the following express purposes: it hereby agrees and confirms the statements as to the past and current nature of the Debt and relationship with the Assignor and otherwise above as true and complete, and that it approves of the assignment stated above and has all necessary Board of Director and Shareholder approval, if any, needed.

Name of Trading Company: Uraniun 308 Corp.

By:
Dennis Tan, President